Heitman US Real Estate Securities Fund

Investor Class HTMNX
Institutional Class HTMIX

A Series of Series Portfolios Trust

October 17, 2018

Supplement to the Statement of Additional Information (“SAI”)
dated December 31, 2017

Effective immediately, the first paragraph of the section entitled “The Fund’s Investment Adviser” on page B-20 of the SAI is removed in its entirety and replaced with the following:

“As stated in the Prospectus, investment advisory services are provided to the Fund by Heitman Real Estate Securities LLC (the “Adviser”), pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s parent company is Heitman LLC. The Adviser may be deemed to be controlled by KE I LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman LLC.”

This Supplement supersedes and replaces the previous Supplement to the Statement of Additional Information dated April 2, 2018.

Please retain this Supplement with the SAI for future reference.